FOR IMMEDIATE RELEASE

LANDSEA HOMES CLOSES ACQUISITION OF VINTAGE ESTATE HOMES

•	Acquisition Expands the Company’s Footprint into Florida and Texas
•	Purchase Gives Landsea Homes “Immediate Size and Scale in Key Markets”, including Orlando, Palm Bay and Melbourne, Along with Austin and San Antonio

Newport Beach, Calif. (May 4, 2021)—Landsea Homes Corporation (Nasdaq: LSEA) (“Landsea Homes” or the “Company”), a publicly traded residential homebuilder, announced today it closed the purchase of Vintage Estate Homes, a Florida-based homebuilder with communities in Florida and Texas, for $54.6 million in cash.

“We are very pleased to finalize this transaction and gain immediate size and scale within Florida and Texas, two key markets with strong housing fundamentals,” said John Ho, Chief Executive Officer of Landsea Homes. “This acquisition is another step forward in our strategic expansion plans to create sustainable communities in highly-desired locations across the United States.”

“The Vintage Estates Homes team is renowned for providing superior homes at best-in-class value with exceptional customer service. This is a culture and approach very similar to ours, so the transition to our Landsea Homes brand in these important markets should be very seamless.”

Vintage Estate Homes has earned a reputation for building great homes at great value, outstanding design and for building lasting relationships with their customers. It currently has new home communities in high-growth markets in Florida, including Orlando, Palm Bay and Melbourne, as well as Austin and San Antonio in Texas. For the twelve months ended December 31, 2020, Vintage Estate Homes generated $157.1 million in revenue, delivering 405 homes (including build on your own lot) with an average sales price of $387,000. The acquisition adds 1,815 owned or controlled lots and increases Landsea Homes’ backlog as of December 31, 2020, by 405 homes.

With the closing of this transaction, Vintage Estate Homes employees are becoming part of the Landsea Homes team. Builder Advisor Group represented Vintage Estate Homes as its broker in this transaction.

“Today is a monumental day for Vintage as we join the talented Landsea Homes team and bring their great company to Florida and Texas,” said Scott Buescher, President of Land and Operations at Vintage Estate Homes. “Their veteran homebuilding leadership group is impressive, as is their forward-thinking vision, deep commitment to a culture of character and integrity, and unmatched customer service. It’s easy to understand why they have become the homebuilder of choice in each of their markets.”

In eight years, Landsea Homes has grown into one of the premier national homebuilders, with a strong and successful presence in each of their key markets, including Arizona, Northern and Southern California, and now, Texas and Florida – all of which are strategically positioned to continue to grow into the foreseeable future. In 2020, Landsea Homes’ net new home orders increased 294%, and total homes delivered increased 156%, over the previous year.

Ho concluded, “Our mission is to create a best-in-class homebuilding company that is a great place to work and delivers an unprecedented customer experience, including expanded affordability and technologically-enhanced housing options to our homebuyers. Vintage is a perfect fit for this mission and we are thrilled to join forces.”

For more information about Landsea Homes, visit www.landseahomes.com.

About Landsea Homes

Landsea Homes Corporation (Nasdaq: LSEA) is a publicly traded residential homebuilder based in Newport Beach, CA that designs and builds best-in-class homes and sustainable master-planned communities in some of the nation’s most desirable markets. The company has developed homes and communities in New York, Boston, New Jersey, Arizona, and throughout California in Silicon Valley, Los Angeles and Orange County.

An award-winning homebuilder that builds suburban, single-family detached and attached homes, mid-and high-rise properties, and master-planned communities, Landsea Homes is known for creating inspired places that reflect modern living and provides homebuyers the opportunity to “Live in Your Element.” Our homes allow people to live where they want to live, how they want to live – in a home created especially for them.

Driven by a pioneering commitment to sustainability, Landsea Homes’ High Performance collection features homes that are responsibly designed to take advantage of the latest innovations with home automation technology supported by Apple®. Homes in this collection include features that make life easier and provide energy savings that allow for more comfortable living at a lower cost through sustainability features that contribute to healthier living for both homeowners and the planet.

Our Garrett-Walker collection offers unique, affordably priced and value-based single-family homes in some of the nation’s fastest growing and most desirable markets. Homebuyers enjoy the confidence of owning a quality home that provides lasting value. One of the most trusted brands in the region, this collection continues to attract everyone from first-time homeowners to those seeking more room for their growing families.

Led by a veteran team of industry professionals who boast years of worldwide experience and deep local expertise, Landsea Homes is committed to positively enhancing the lives of our homebuyers, employees and stakeholders by creating an unparalleled lifestyle experience that is unmatched.

For more information on Landsea Homes, visit: www.landseahomes.com.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, our expectations for future financial performance, business strategies or expectations for our business. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Landsea Homes cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Words such as “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target,” “look,” or similar expressions may identify forward-looking statements. Specifically, forward-looking statements may include statements relating to:

*the benefits of the acquisition of Vintage Estate Homes;

*the future financial performance of Landsea Homes;

*changes in the market for Landsea Homes’ products and services; and

*other expansion plans and opportunities.

These forward-looking statements are based on information available as of the date of the press release and our management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

These risks and uncertainties include, but are not limited to, the risk factors described by Landsea Homes in its filings with the Securities and Exchange Commission (“SEC”). These risk factors and those identified elsewhere in this press release, among others, could cause actual results to differ materially form historical performance and include, but are not limited to:

*the ability to recognize the anticipated benefits of the acquisition, which may be affected by, among other things, competition, the ability to integrate the acquired business and the ability of the acquired business to grow and manage growth profitably;

*costs related to the Business Combination;

*the ability to maintain the listing of Landsea Homes’ securities on Nasdaq;

*the outcome of any legal proceedings that may be instituted against the Company;

*changes in applicable laws or regulations;

*the inability to launch new Landsea Homes products or services or to profitably expand into new markets;

*the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and

*other risks and uncertainties indicated in Landsea Homes’ SEC reports or documents filed or to be filed with the SEC by Landsea Homes.

Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and you should not place undue reliance on these forward-looking statements in deciding whether or not to invest in our securities. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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Investor Relations Contact:

Cody Slach or Cody Cree

Gateway Investor Relations

949-574-3860

LSEA@gatewayir.com

Media Contact:

Annie Noebel

Cornerstone Communications

(949) 449-2527

anoebel@cornerstonecomms.com

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